Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
Note 13. Income Taxes
The components of the Company’s profit (loss) before income taxes are as follows:

	Year Ended
	December 31,
(in thousands)	2021	2020
Profit (loss) before income taxes:
Domestic	$3,685	$(18,269)
Foreign	226	395

Total	$3,911	$(17,874)

The components of the income tax provision are as follows:

	Year Ended December 31,
(in thousands)	2021	2020
Current Provision
Federal	$—	$—
State	1	5
Foreign	55	106

Total current provision	56	111

Deferred Provision
Federal	—	—
State	—	—
Foreign	—	—

Total deferred provision	—	—

Total income tax expense	$56	$111

The overall effective tax rate differs from the statutory federal tax rate as follows:

	Year Ended December 31,
	% of Pretax Profit (Loss)
	2021	2020
Statutory US federal rate	21.00%	21.00%
State income taxes, net of federal benefit	(51.05)	1.85
Stock-based compensation	26.08	(1.06)
Nondeductible expenses	1.44	(0.61)
Global intangible low-taxed income	1.17	(0.46)
Fair market value change in warrants and earn out liabilities	(337.50)	—
Transaction costs	(25.85)	—
Officer’s compensation (162(m))	26.36	—
Research and development credits	(11.95)	3.48
Valuation allowance	356.34	(25.18)
Change in statutory tax rate	(3.26)	(0.20)
Other rate items	(1.39)	0.24

Effective tax rate	1.39%	(0.94)%

Significant components of the Company’s net deferred tax assets are as follows:

	December 31,
(in thousands)	2021	2020
Deferred tax assets
Amortization	174	23
Deferred revenue	577	318
Deferred expenses	446	280
Reserves	647	560
Accrued expenses	369	453
Stock compensation	2,138	372
Uniform capitalization	74	45
Net operating losses	27,846	16,266
Research and development credits	3,717	3,232

Gross deferred tax assets	$35,988	$21,546
Less: Valuation allowance	(36,009)	(21,507)
Deferred tax liabilities
Depreciation	21	(39)
Unrealized foreign currency loss	—	(3)

Net deferred tax assets	—	$—

The Company historically incurred operating losses and maintains a full valuation allowance against its net deferred tax assets. There is no tax provision or tax benefit attributable to the net loss which differs from the amount computed by applying the US federal income tax rates of 21% to the pretax loss, primarily due to changes in valuation allowance, generation of research and development tax credits, and state taxes.
As of December 31, 2021, the Company had federal net operating loss carryforwards of $15.0 million that are subject to expire at various dates between 2033 and 2037, and net operating losses of $99.5 million, that have no expiration date and can be carried forward indefinitely but limited in their usage to 80% of annual taxable income
. As of December 31, 2021, the Company has state tax net operating loss carryforwards of approximately $61.6 million, that are subject to expire at various dates between 2033 and 2041. At December 31, 2021, the Company had federal and state research and development tax credit carryforwards of $2.5 million and $1.6 million, respectively, available to reduce future income taxes payable which begin to expire in 2030.
Utilization of the net operating loss and research and development credit carryforwards may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986, and similar state provisions, due to ownership change limitations that have occurred previously or that could occur in the future. These ownership changes may limit the amount of net operating loss and research and development credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively. As of December 31, 2021, the Company has not completed a 382 study to assess whether a change of ownership has occurred since its formation.
The Company has not conducted a study of its research and development credit carryforwards. This study may result in an adjustment to research and development credit carryforwards; however, until a study is completed and any adjustment is known, no amounts are being presented as an uncertain tax position. A full valuation allowance has been provided against the Company’s research and development credits and, if an adjustment is required, this adjustment would be offset by an adjustment to the valuation allowance. Thus, there would be no impact to the balance sheets or statements of operations if an adjustment were required.
Uncertain tax positions represent tax positions for which reserves have been established. The Company’s policy is to record interest and penalties related to uncertain tax positions as part of income tax expense. Reserves for uncertain tax positions as of December 31, 2021 are not material and would not impact the effective tax rate if recognized as a result of the valuation allowance maintained against the Company’s net deferred tax assets.
The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business the Company is subject to examination by federal, state and foreign jurisdictions, where applicable. There are currently no pending income tax examinations. The Company is open to future tax examination under statute from 2016 to the present; however, carryforward attributes that were generated prior to January 1, 2016 may still be adjusted upon examination by federal, state or local tax authorities to the extent utilized in an open tax year or in future periods.
As of December 31, 2021, the Company has not provided for deferred income taxes on undistributed earnings of its foreign subsidiaries since these earnings are deemed to be indefinitely reinvested. Upon distribution of those earnings in the form of dividends or otherwise, the Company could be subject to income taxes as well as withholding taxes. The amount of taxes attributable to the undistributed earnings is immaterial.
The Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets, which are primarily comprised of net operating loss carryforwards and capitalized research and development costs. Management has determined that it is more likely than not that the Company will not recognize the benefits of federal and state deferred tax assets and, as a result, a full valuation allowance of $36.0 million has been established at December 31, 2021.
The following table presents the changes in the balance of the Company’s deferred income tax asset valuation allowance:

	Year Ended December 31,
(in thousands)	2021	2020
Balance at beginning of year	$21,466	$17,001
Additions charged to expense	14,543	4,465

Balance at end of year	$36,009	$21,466